                                                                   Exhibit 23.2


                      CONSENT OF RYDER SCOTT COMPANY, L.P.


    We consent to the incorporation by reference in the Current Report on Form 8-K of Devon Energy Corporation of our appraisal report for Santa Fe Snyder Corporation as of the years ended December 31, 1999, 1998 and 1997.




                                       /s/ RYDER SCOTT COMPANY, L.P.


Houston, Texas
September 12, 2000